Additional Information as to Investments in Material Subsidiaries and Changes Thereof (Details) ₪ in Millions	3 Months Ended	12 Months Ended
	Dec. 31, 2018 ILS (₪)	Dec. 31, 2018 ILS (₪)
Additional Information as to Investments in Material Subsidiaries and Changes Thereof (Textual)
Percentage of holding diluted	41.00%	41.00%
Elbit Medical Technologies Ltd [Member]
Additional Information as to Investments in Material Subsidiaries and Changes Thereof (Textual)
Percentage of holding diluted	63.00%	63.00%
Description of holding percentage		Insightec (approximately 18% holding on a fully diluted basis) and Gamida (approximately 8% holding on a fully diluted basis).
Description of acquisition for agreement	The Company completed the sale of 60,087,537 ordinary shares of Elbit medical which represent 26% of Elbit Medical's outstanding share capital to an SPV related to the Exigent Capital Group ("SPV") for a price per share of NIS 0.96 for the total consideration of NIS 58 million.
Shareholder amount	₪ 85	₪ 85